UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Hidden Ridge

Irving, Texas 75038

(Address of principal executive offices and Zip code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

On May 11, 2020, Pioneer Natural Resources Company (the “Company”) issued a press release announcing the commencement of three concurrent cash tender offers for up to $500 million aggregate principal amount of its outstanding 3.45% senior notes due 2021, its outstanding 3.95% senior notes due 2022, and its outstanding 7.20% senior notes due 2028 (the “Tender Offers”). A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 8.01.	Other Events

On May 11, 2020, the Company issued a press release announcing the commencement of a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, of Convertible Senior Notes due 2025 (the “Notes”), subject to market and other conditions, to fund, among other things, the Tender Offers, including fees and expenses incurred in connection therewith, and to repurchase shares of its common stock from purchasers of the Notes in privately negotiated transactions effected with or through one or more of the initial purchasers of the Notes or their affiliates. The remaining proceeds will be used to pay the cost of capped call transactions to be entered into in connection with the offering of Notes and for general corporate purposes, which may include the repayment of outstanding borrowings under the Company’s credit facility and other outstanding indebtedness. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1(a)	News Release, dated May 11, 2020, titled “Pioneer Announces Cash Tender Offer For Up to $500 Million Aggregate Principal Amount of Certain of its Outstanding Debt Securities”

99.2	News Release, dated May 11, 2020, titled “Pioneer Announces Offering of Convertible Senior Notes Due 2025”

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

(a)	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Mark H. Kleinman
Mark H. Kleinman
Executive Vice President and General
Counsel

Dated: May 11, 2020